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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): December 20, 1999



                           DISCOVERY INVESTMENTS, INC.
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             (Exact name of registrant as specified in its charter)



     Nevada                        000-26175                    88-0409151
------------------                ------------                ---------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)                 Identification
 incorporation)                                                     No.)



                       23805 Stewart Ranch Road, Suite 265
                            Malibu, California 90265
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                    (Address of principal executive offices)



                                 (310) 456-8494
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              (Registrant's telephone number, including area code)



                      2980 S. Rainbow Boulevard, Suite 108
                             Las Vegas, Nevada 89146
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                         (Former Address of Registrant)






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Item 1.  Changes in Control of Registrant.

         On December 20, 1999, there was a change in control of Registrant.
John Castellucci acquired 11,900,000 shares of the common stock of Registrant in exchange for all of the issued and outstanding shares of stock owned by him in LLO-Gas, Inc. The number and percentage of the shares of common stock owned of record and beneficially by John Castellucci, the sole director, and each officer of Registrant and by all officers and the director of Registrant as a group are as follows:

                                                               Percentage of
Name and Address                 Number of Shares              Common Stock
of Owner                         of Common Stock Owned         Owned
----------------                 ---------------------         --------------


John Castellucci (1)                 11,900,000                   85%
23805 Stewart Ranch Road
Suite 265
Malibu, CA 90265


James R. Mandich                              0                    0
23805 Stewart Ranch Road
Suite 265
Malibu, CA 90265

All Officers and Directors
as a Group [(2) individuals]         11,900,000                   85%

--------------

         (1) 2,000,000 shares of the common stock of Registrant are pledged to M. Mehdi Mostaedi, 3520 Cross Creek Lane, Malibu, California 90265. The loan obtained by John Castellucci and secured by the common stock was not for the purpose of acquiring control of Registrant. The consideration for the loan was a pre-closing obligation in the amount of $150,000.00, used for working capital for LLO-Gas, Inc., and said loan is all due and payable on February 16, 2000.

                  On December 20, 1999, each of the prior officers and directors of Registrant resigned as an officer and director.

                  There are no arrangements or understandings among members of both the former and new control group and their associates with respect to election of directors or any other matters.


Item 2.  Acquisition or Disposition of Assets.

                  (a) On December 20, 1999, there was a closing under the Plan and Agreement of Reorganization between Registrant, LLO-Gas, Inc., a Delaware corporation and John Castellucci. Registrant acquired all of the issued and outstanding shares of stock of LLO-Gas, Inc. in exchange for 11,900,000 shares of the Registrant





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delivered to John Castellucci. LLO-Gas, Inc. owns one "card lock" gasoline and diesel dispensing facility and owns seven ARCO AM/PM gas station/convenience stores. Six of the franchised facilities was recently acquired directly from Atlantic Richfield Company, a Delaware corporation, and one of the franchised facilities was acquired from an independent owner operator. The acquisition of all eight facilities included the operating business, assets and real estate. The total purchase price paid by LLO-Gas, Inc. on or about October 26, 1999 was the approximate sum of $9,467,000. Credit Suisse/CSFC provided secured financing in the approximate sum of $7,800,000 to LLO-Gas, Inc. to complete the transaction. The facility acquired from the independent owner operator required LLO-Gas, Inc. to deliver to the seller subordinated secured notes for $800,000 payable eight (8) months from the closing ($200,000) and the balance in twenty-four (24) months from the closing ($600,000). The purchase price paid to the independent owner operator, included in the $9,467,000 referred to above, was the total sum of $3,100,000 with the estimated inventory cost of $80,000. The balance of the funds were provided by unsecured loans from third parties (see Item 5 below) or from cash contributions or loans to LLO-Gas, Inc. by its shareholder.


Item 5.  Other Events.

                  (a) On December 20, 1999, the Registrant, became obligated on a series of 3-Year 10 Percent Convertible Debentures in the aggregate amount of $1,500,000, dated as of November 1, 1999, the terms and conditions are contained in the debenture, and are summarized as follows:

                           (1) All debentures of this issue rank equally and
                  ratably without priority over one another.

                           (2) The holder or holders of the debenture may at any
                  time prior to the maturity thereof (except that, if the Registrant has called the debenture for redemption, the right to convert shall terminate at the close of business on the second business day prior to the day fixed as the date for such redemption), convert the principal amount hereof into the Registrant's common stock at the conversion ratio of $5.00 of debenture principal for one share of common stock. To convert the debenture, the holder or holders hereof must surrender the same at the office of the Registrant, together with a written instrument of transfer in a form satisfactory to the Registrant, properly completed and executed and with a written notice of conversion.

                           (3) If the Registrant at any time pays to the holders
                  of its common stock a dividend in common stock, the number of shares of common stock issuable upon the conversion of the debenture shall be proportionally increased, effective at the close of business on the




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                  record date for determination of the holders of the common stock entitled to the dividend.

                           (4) If the Registrant at any time subdivides or
                  combines in a larger or smaller number of shares its outstanding shares of common stock, then the number of shares of common stock issuable upon the conversion of the debenture shall be proportionally increased in the case of a subdivision and decreased in the case of a combination, effective in either case at the close of business on the date that the subdivision or combination becomes effective.

                           (5) If the Registrant is recapitalized, consoli-dated
                  with or merged into any other corporation, or sells or conveys to any other corporation all or substantially all of its property as an entity, provision shall be made as part of the terms of the recapitalization, consolidation, merger, sale, or conveyance so that the holder or holders of the debenture may receive, in lieu of the common stock otherwise issuable to them upon conversion hereof, at the same conversion ratio, the same kind and amount of securities or assets as may be distributable upon the recapitalization, consolidation, merger, sale, or conveyance with respect to the common stock.

                           (6) In lieu of issuing any fraction of a share upon
                  the conversion of the debenture, the Registrant shall pay to the holder hereof for any fraction of a share otherwise issuable upon the conversion cash equal to the same fraction of the then current per share market price of the common stock.

                           (7) In the event Registrant fails to make any payment
                  of principal and interest, said failure to pay shall constitute a default under the terms of the debenture and, subject to the terms and conditions contained in the debenture, the entire unpaid principal and interest shall be due and payable. No debenture holder may institute any suit or proceeding for the enforcement of the payment of principal or interest unless the holders of more than 25 percent in amount of all outstanding debentures of the issue join in the suit or proceeding.

                           (8) Registrant and LLO-Gas, Inc. may at any time
                  prepay in whole or in part, the principal amount, plus accrued interest to the date of prepayment, of all outstanding debentures of this issue, upon 30 days= written notice by certified or registered mail to the registered owners of all outstanding debentures.

                           (9) Except for debenture numbers 1 and 2, for which
                  John Castellucci is obligated for an amount equal




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                  to $150,000, the debenture is the obligation of Registrant and LLO-Gas, Inc. only, and no recourse shall be had for the payment of any principal or interest thereof against any shareholder, officer or director of Registrant and LLO-Gas, Inc., either directly or through Registrant and LLO-Gas, Inc., by virtue of any statute for the enforcement of any assessment or otherwise.

                           (10) The CUSIP Number is 2546E AA 1 and the ISIN
                  Number is US2546EAA10 (CUSIP Service Bureau of Standard & Poor's).

                  (b) Registrant understands that during the pendency of the extension for the financial statements required under Item 7 below, Registrant will be deemed current for purposes of its reporting obligations under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended. With respect to filings under the Securities Act of 1933, however, Registrant understands that any registration statements will not be declared effective and post-effective amendments to registration statements will not be declared effective. Further, Registrant understands that offerings should not be made pursuant to effective registration statements, or pursuant to Rules 505 and 506 of Regulation D, where any purchasers are not accredited investors under Rule 501(a) of said Regulation, until the required audited financial statements are filed. Further, Registrant understands the following offerings or sales of securities are not affected by said restriction:

                           (1) Offerings or sales of securities upon the
                  conversion of outstanding convertible securities or upon the exercise of outstanding warrants or rights (see Item 5(a) above);

                           (2)   Dividend or interest investment plans;

                           (3)   Employee benefit plans;

                           (4)   Transaction involving secondary offerings; or

                           (5)   Sales of Securities pursuant to Rule 144.


Item 7.   Financial Statements and Exhibits.

                  It is impractical to provide, at this time, the required financial statements for the acquisition of the assets described in Item 2; Registrant will fill the required financial statements for the acquired business under cover of a Form 8 as soon as practical, but not later than 60 days after this Report on the Form 8-K has been filed. Said financial statements and any additional information specified by Rule 3-14 of Regulation S-X show the filed and the financial statements will be prepared pursuant to Regulation S-X except that the supporting scheduled, if any, may not be filed as part of the Report.






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                  Further, proforma financial information for the transaction described in Item 2 above will be proforma financial information that would be required pursuant to Article XI of Regulation S-X.

         The following exhibits are incorporated by reference into this report:

                  (a)      8-K of December 10, 1999.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              DISCOVERY INVESTMENTS, INC.
                                              (Registrant)



DATED: January 4, 2000                        /s/ John Castellucci
                                              --------------------------
                                              John Castellucci
                                              President